Rapid Micro Biosystems Announces Preliminary Unaudited Fourth Quarter
and Full Year 2023 Revenue

Full year 2023 total revenue expected to be between $22.4 million and $22.6 million, representing growth of over 30% compared to the prior year
Fourth quarter 2023 total revenue expected to be between $6.2 million and $6.4 million, representing growth of approximately 45% compared to the prior-year period
Finished 2023 with approximately $95 million in cash and investments
Company to present at the 42nd annual J.P. Morgan Healthcare Conference on January 11, 2024
LOWELL, Mass., January 10, 2024 (GLOBE NEWSWIRE) -- Rapid Micro Biosystems, Inc. (Nasdaq: RPID) (the “Company”), an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products, today announced preliminary unaudited fourth quarter and full year 2023 revenue.
Select Fourth Quarter 2023 Highlights and Preliminary Unaudited Revenue
•Placed six new Growth Direct systems
•Growth Direct platform selected by Samsung Biologics to automate microbiology quality control testing
•Growth Direct systems now placed with 100% of commercially approved CAR-T therapy manufacturers
•Completed nine validations
•Cash, cash equivalents and investments of approximately $95 million as of December 31, 2023; cash runway at least into the second half of 2026
The Company currently expects total revenue of between $6.2 million and $6.4 million in the fourth quarter of 2023, representing growth of approximately 45% compared to the prior-year period.
Preliminary Unaudited Full Year 2023 Revenue
The Company currently expects total revenue of between $22.4 million and $22.6 million for the full year of 2023. The Company placed 16 new systems with customers and completed the validation of 18 new customer systems during 2023.
The preliminary financial results ranges described herein have not been audited and are subject to adjustment based on the Company’s completion of year-end financial close processes.
The Company plans to announce complete financial results for the fourth quarter and full year 2023 and host a webcast to discuss those results as well as its 2024 outlook in March.
Presentation at J.P. Morgan Healthcare Conference
The Company is scheduled to present at the 42nd Annual J.P. Morgan Healthcare Conference on Thursday, January 11, 2024, at 12:45 p.m. Eastern Time (9:45 a.m. Pacific Time). A live webcast of the presentation will be available on the Rapid Micro Biosystems investor relations website at https://investors.rapidmicrobio.com/ and can be accessed here. The webcast will then be archived and available for replay for at least 30 days after the event.
About Rapid Micro Biosystems

Rapid Micro Biosystems is an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products such as biologics, vaccines, cell and gene therapies, and sterile injectables. The Company’s flagship Growth Direct System automates and modernizes the antiquated, manual microbial quality control (“MQC”) testing workflows used in the largest and most complex pharmaceutical manufacturing operations across the globe. The Growth Direct System brings the quality control lab to the manufacturing floor, unlocking the power of MQC automation to deliver the faster results, greater accuracy, increased operational efficiency, better compliance with data integrity regulations, and quicker decision making that customers rely on to ensure safe and consistent supply of important healthcare products. The

Company is headquartered and has U.S. manufacturing in Lowell, Massachusetts, with global locations in Lexington, Massachusetts, Switzerland, Germany, and the Netherlands. For more information, please visit www.rapidmicrobio.com or follow the Company on X (formerly known as Twitter) at @rapidmicrobio or on LinkedIn.

Available Information

Rapid Micro Biosystems announces material information to the public about the Company, its products and services, and other matters through a variety of means, including filings with the U.S. Securities and Exchange Commission (“SEC”), press releases, public conference calls, webcasts, the investor relations section of the Company website at investors.rapidmicrobio.com, and the Company’s X (formerly known as Twitter) account @rapidmicrobio in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding guidance on financial results for the fourth fiscal quarter and full year 2023; expectations regarding the Company’s future revenue and growth; the Company’s anticipated use of capital and ability to fund operations at least into the second half of 2026; expected placements of Growth Direct systems, anticipated timing of such placements and the impact on the Company’s revenue; expectations regarding the Company’s commercial execution for both products and services and improvements to the sales and marketing processes; expectations regarding the impact of macroeconomic uncertainty on the Company; and customer interest in and adoption of the Company's Growth Direct system.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operations; the Company’s limited experience in marketing and sales and the effectiveness of its sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing facility; risks related to third-parties; the Company’s ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; the impact of macroeconomic volatility and public health crises on the Company’s business and operations, including further delays in placements and validation of new systems; and the other important factors outlined under the caption “Risk Factors” in the Company's Annual Report on Form 10-K filed with the SEC on March 10, 2023, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this press release to reflect changes since the date of this press release, except as may be required by law.

Investor Contact:
Michael Beaulieu, CFA
Vice President, Investor Relations and Corporate Communications
mbeaulieu@rapidmicrobio.com

Media Contact:
media@rapidmicrobio.com